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Exhibit 23.1

The Board of Directors
Safeguard Scientifics, Inc.

We consent to the use of our reports included in the Company's annual report on Form 10-K for the year ended December 31, 1998 which has been incorporated herein by reference.

/S/ KPMG LLP

Philadelphia, Pennsylvania
March 25, 1999